Definition of Terms in Fund Name	Aug. 19, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in common stocks of precious metals and mining companies and ETPs which hold physical gold, silver and other precious metals. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the materials sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust is a professionally-selected unit investment trust that invests in common stocks of metals and mining companies and ETPs which hold physical gold, silver and other precious metals. The Trust will not invest directly in or physically hold precious metals (e.g. gold, silver and platinum). A significant percentage of the Common Stocks, certain of which are ADRs, are issued by companies headquartered or incorporated in Canada or other foreign countries.

In selecting ETPs for the Trust, our research department began by reviewing all ETPs that invest primarily in precious metals. They then reviewed these ETPs for size, liquidity and expense ratio. Since all the funds simply hold the physical commodities, they generally selected the funds with the lowest expense ratio and weighted the funds based on size and liquidity.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, companies headquartered or incorporated in emerging or developing markets and companies with various market capitalizations.

As with any similar investments, there can be no guarantee that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.